EXHIBIT 99.3
                                                               ------------



     CONDENSED PRO FORMA COMBINED FINANCIAL INFORMATION


     The following condensed pro forma combined balance sheets and condensed pro forma combined statements of income, collectively, the "Pro Forma Financial Statements", were prepared by Cavanaughs Hospitality Corporation ("Cavanaughs") to illustrate the estimated effects of the business combinations to be accounted for as a purchase under generally accepted accounting principles. Cavanaughs acquired the Olympus Hotel and Conference Center ("Olympus") on July 1, 1998; however, Cavanaughs leased Olympus effective June 1, 1998. Effective July 31, 1998, Cavanaughs acquired the Boise Park Suites, Best Western Colonial Park, Best Western Canyon Springs and Quality Inn (collectively, "The Hotels"). A Form 8-K/A, which included audited financial statements as of and for the year ended December 31, 1997 and pro forma financial statements as of and for the year ended October 31, 1997 and as of and for the three months ended March 31, 1998, was filed with the Securities and Exchange Commission on August 13, 1998 to reflect the Olympus acquisition.

     The financial information of Cavanaughs, Olympus and The Hotels has been combined as if the acquisitions occurred as of the beginning of the period presented for purposes of the condensed pro forma combined statements of income, and as of the balance sheet date, for purposes of the condensed pro forma combined balance sheets. There are no differences between Cavanaughs', Olympus' and The Hotels' accounting policies which are expected to have a material impact on the Pro Forma Combined Financial Statements. The Pro Forma Financial Statements do not purport to present the combined financial position or results of operations if the combination had occurred at the beginning of the period or to project the combined financial position or results of operations for any future date or period.

     The Pro Forma Financial Statements should be read in conjunction with the historical consolidated financial statements, including the notes thereto, of Cavanaughs, which are included in Cavanaughs' Form S-1 (File No. 333-44491), Cavanaughs' Form 10-Q for the six months ended June 30, 1998, Olympus, which are included in Cavanaughs' Form 8-K/A filed August 13, 1998, and of The Hotels, which are included elsewhere in this document.

     The Pro Forma Financial Statements are presented utilizing the purchase method of accounting whereby the excess of the total purchase price over the fair value of the assets acquired is recorded as property and equipment. The combined pro forma results of operations presented herein are not necessarily indicative of the future results of operations.

     CONDENSED PRO FORMA COMBINED BALANCE SHEETS at June 30, 1998(in thousands)

                                                                CHC          Olympus      The Hotels   Pro Forma     Pro Forma
                                                                Historical   Historical   Historical   Adjustments   Combined
                                                                -----------  ----------   -----------  -----------   ---------
                             ASSETS
      Current assets:
        Cash and cash equivalents                                $  6,227                                             $  6,227
        Accounts receivable                                         4,762                                                4,762
        Note receivable                                            17,112                                               17,112
        Inventories                                                   545                                                  545
        Prepaid expenses and deposits                                 370                                                  370
                                                                 --------     --------     --------    --------       --------
              Total current assets                                 29,016                                               29,016

      Property and equipment, net                                 152,701     $ 19,436     $ 33,430    $ (3,104)(A)    214,627
                                                                                                         12,164 (B)
      Other assets, net                                             6,351                                                6,351
                                                                 --------     --------     --------    --------       --------
              Total assets                                       $188,068     $ 19,436     $ 33,430    $  9,060       $249,994
                                                                 ========     ========     ========    ========       ========
               LIABILITIES AND STOCKHOLDERS', MEMBERS'
                       AND PARTNERS' EQUITY

      Current liabilities:
        Accounts payable                                         $  3,701                                             $  3,701
        Accrued payroll and related benefits                        1,693                                                1,693
        Accrued interest payable                                      454                                                  454
        Other accrued expenses                                      3,429                                                3,429
        Long-term debt, due within one year                         1,374                                                1,374
        Capital lease obligations, due within one year                519                                                  519
                                                                 --------     --------     --------    --------       --------
              Total current liabilities                            11,170                                               11,170

      Long-term debt, due after one year                           72,691                              $ 30,326(C)     134,617
                                                                                                         31,600(D)
      Capital lease obligations, due after one year                 2,079                                                2,079
      Deferred income taxes                                         5,415                                                5,415
      Minority interest                                             4,246                                                4,246
                                                                 --------     --------     --------    --------       --------
              Total liabilities                                    95,601                                61,926        157,527

      Stockholders', members' and partners' equity                 92,467     $ 19,436     $ 33,430     (52,866)        92,467
                                                                 --------     --------     --------    --------       --------
              Total liabilities and stockholders', members'
                and partners' equity                             $188,068     $ 19,436     $ 33,430    $  9,060       $249,994
                                                                 ========     ========     ========    ========       ========

      See notes to condensed pro forma combined balance sheets and statements of income.

     CONDENSED PRO FORMA COMBINED BALANCE SHEETS at October 31, 1997(in thousands)

                                                CHC Pro Forma
                                                (After Olympus Acquisition)  The Hotels Historical     Pro Forma     Pro Forma
                                                at October 31, 1997 (E)      at October 14, 1997       Adjustments   Combined
                                                --------------------------   ----------------------    -----------   ----------
                       ASSETS
      Current assets:
        Cash and cash equivalents                         $  6,440                                                    $  6,440
        Accounts receivable                                  2,806                                                       2,806
        Inventories                                            376                                                         376
        Prepaid expenses and deposits                        1,128                                                       1,128
                                                          --------                 ---------           --------       --------
              Total current assets                          10,750                                                      10,750

      Property and equipment, net                          141,554                 $  35,654           $ (5,328)(A)    171,880
      Other assets, net                                      3,400                                                       3,400
                                                          --------                 ---------           --------       --------
              Total assets                                $155,704                 $  35,654           $ (5,328)      $186,030
                                                          ========                 =========           ========       ========
        LIABILITIES AND STOCKHOLDERS',
        MEMBERS' AND PARTNERS' EQUITY

      Current liabilities:
        Payable to affiliates                             $  1,333                                                    $  1,333
        Accounts payable                                     2,263                                                       2,263
        Accrued payroll and related benefits                   843                                                         843
        Accrued interest payable                               741                                                         741
        Other accrued expenses                               3,618                                                       3,618
        Long-term debt, due within one year                  4,285                                                       4,285
        Capital lease obligations, due within
          one year                                             499                                                         499
                                                          --------                 ---------           --------       --------
              Total current liabilities                     13,582                                                      13,582

      Long-term debt, due after one year                   125,371                                     $ 30,326(C)     155,697
      Capital lease obligations, due after
        one year                                             2,255                                                       2,255
      Deferred income taxes                                  5,417                                                       5,417
      Minority interest                                        553                                                         553
                                                          --------                 ---------           ---------      --------
              Total liabilities                            147,178                                       30,326        177,504

      Stockholders', members' and partners' equity           8,526                 $  35,654            (35,654)         8,526
                                                          --------                 ---------           --------       --------
              Total liabilities and stockholders',
                members' and partners' equity             $155,704                 $  35,654           $ (5,328)      $186,030
                                                          ========                 =========           ========       ========

      See notes to condensed pro forma combined balance sheets and statements of income.

     CONDENSED PRO FORMA COMBINED STATEMENT OF INCOME for the six months ended June 30, 1998
     (in thousands, except per share data)

                                                                CHC          Olympus (F)  The Hotels   Pro Forma     Pro Forma
                                                                Historical   Historical   Historical   Adjustments   Combined
                                                                ----------   ----------   ----------   -----------   ---------
      Revenues:
        Hotels and restaurants:
          Rooms                                                  $ 18,552     $  2,845     $  4,678                   $ 26,075
          Food and beverage                                         9,858          787        2,145                     12,790
          Other                                                     1,747          151          274                      2,172
                                                                 --------     --------     --------    --------       --------
              Total hotels and restaurants                         30,157        3,783        7,097                     41,037
        Entertainment, management and services                      2,026                                                2,026
        Rental operations                                           3,514                                                3,514
                                                                 --------     --------     --------    --------       --------
              Total revenues                                       35,697        3,783        7,097                     46,577
                                                                 --------     --------     --------    --------       --------
      Operating expenses:
        Direct:
          Hotels and restaurants:
            Rooms                                                   5,045          650        1,220                      6,915
            Food and beverage                                       8,160          730        1,672                     10,562
            Other                                                     777                       154                        931
                                                                 --------     --------     --------    --------       --------
              Total hotels and restaurants                         13,982        1,380        3,046                     18,408
          Entertainment, management and services                    1,415                                                1,415
          Rental operations                                           732                                                  732
                                                                 --------     --------     --------    --------       --------
              Total direct expenses                                16,129        1,380        3,046                     20,555
                                                                 --------     --------     --------    --------       --------
        Undistributed operating expenses:
          Selling, general and administrative                       5,065          491        1,227                      6,783
          Property operating costs                                  3,977          652        1,055    $    (71)(G)      5,455
                                                                                                           (158)(H)
          Depreciation and amortization                             2,736          351          637        (286)(I)
                                                                                                             12 (J)      3,450
                                                                 --------     --------     --------    --------       --------
              Total undistributed operating expenses               11,778        1,494        2,919        (503)        15,688
                                                                 --------     --------     --------    --------       --------
              Total expenses                                       27,907        2,874        5,965        (503)        36,243
                                                                 --------     --------     --------    --------       --------
      Operating income                                              7,790          909        1,132         503         10,334

     for the six months ended June 30, 1998
     (in thousands, except per share data)

                                                                CHC          Olympus (F)  The Hotels   Pro Forma     Pro Forma
                                                                Historical   Historical   Historical   Adjustments   Combined
                                                                ----------   ----------   ----------   -----------   ---------
      Other income (expense):
        Interest expense, net of amounts capitalized             $ (4,054)    $   (572)    $           $ (1,143)(K)   $ (6,388)
                                                                                                           (619)(L)
        Interest income                                               196                                                  196
        Minority interest in partnerships                             (45)                                                 (45)
                                                                 --------     --------     --------    --------       --------
      Income (loss) before income taxes                             3,887          337        1,132      (1,259)         4,097
      Income tax provision                                          1,322                                    71 (M)      1,393
                                                                 --------     --------     --------    --------       --------
      Income before extraordinary item                              2,565          337        1,132      (1,330)         2,704
      Extraordinary item - write-off of
        deferred loan fees, net of tax                               (530)                                                (530)
                                                                 --------     --------     --------    --------       --------
      Net income and comprehensive income                        $  2,035     $    337     $  1,132    $ (1,330)      $  2,174
                                                                 ========     ========     ========    ========       ========
      Income per share before extraordinary item                 $   0.26                                             $   0.27
                                                                 ========                                             ========
      Net income per share:
        Basic                                                    $   0.21                                             $   0.22
                                                                 ========                                             ========
        Diluted                                                  $   0.21                                             $   0.22
                                                                 ========                                             ========
      Weighted average shares outstanding:
        Basic                                                       9,836                                                9,836
                                                                 ========                                             ========
        Diluted                                                    10,077                                               10,077
                                                                 ========                                             ========


      See notes to condensed pro forma combined balance sheet and statement of income.

     CONDENSED PRO FORMA COMBINED STATEMENT OF INCOME for the year ended October 31, 1997
     (in thousands, except per share data)

                                                CHC Pro Forma
                                                (After Olympus Acquisition)  The Hotels Historical
                                                for the year ended           for the twelve months     Pro Forma     Pro Forma
                                                October 31, 1997 (A)         ended October 14, 1997    Adjustments   Combined
                                                ---------------------------  -----------------------   -----------   ----------
      Revenues:
        Hotels and restaurants:
          Rooms                                           $ 32,146                 $   9,475                          $ 41,621
          Food and beverage                                 15,809                     4,567                            20,376
          Other                                              2,644                       411                             3,055
                                                          ---------                ---------           --------       --------
              Total hotels and restaurants                  50,599                    14,453                            65,052
        Entertainment, management and services               3,842                                                       3,842
        Rental operations                                    6,670                                                       6,670
                                                          --------                 ---------           --------       --------
              Total revenues                                61,111                    14,453                            75,564
                                                          --------                 ---------           --------       --------
      Operating expenses:
        Direct:
          Hotels and restaurants:
            Rooms                                            8,114                     2,262                            10,376
            Food and beverage                               12,913                     3,425                            16,338
            Other                                            1,066                       200                             1,266
                                                          --------                 ---------           --------       --------
              Total hotels and restaurants                  22,093                     5,887                            27,980
          Entertainment, management and services             2,052                                                       2,052
          Rental operations                                  1,506                                                       1,506
                                                          --------                 ---------           --------       --------
              Total direct expenses                         25,651                     5,887                            31,538
                                                          --------                 ---------           --------       --------
        Undistributed operating expenses:
          Selling, general and administrative                9,820                     3,595                            13,415
          Property operating costs                           6,696                     1,139           $   (434)(G)      7,401
          Depreciation and amortization                      5,502                     1,330               (628)(I)      6,204
                                                          --------                 ---------           --------      ---------
              Total undistributed operating
                expenses                                    22,018                     6,064             (1,062)        27,020
                                                          --------                 ---------           --------      ---------
              Total expenses                                47,669                    11,951             (1,062)        58,558
                                                          --------                 ---------           --------      ---------
       Operating income                                     13,442                     2,502              1,062         17,006

     for the year ended October 31, 1997
     (in thousands, except per share data)

                                                CHC Pro Forma
                                                (After Olympus Acquisition)  The Hotels Historical
                                                for the year ended           for the twelve months     Pro Forma     Pro Forma
                                                October 31, 1997 (A)         ended October 14, 1997    Adjustments   Combined
                                                --------------------------   -----------------------   -----------   ----------
      Other income (expense):
        Interest expense, net of amounts
          capitalized                                     $(11,199)                $  (2,345)          $     59 (N)   $(13,485)

        Interest income                                        416                                                         416
        Other income                                           348                                                         348
        Minority interest in partnerships                       59                                                          59
                                                          --------                 ---------           --------      ---------
      Income (loss) before income taxes                      3,066                       157              1,121          4,344
      Income tax provision                                   1,073                        63                448(O)       1,584
                                                          --------                 ---------           --------      ---------
      Net income                                          $  1,993                 $      94           $    673       $  2,760
                                                          ========                 =========           ========      =========

      Pro forma net income per share                      $   0.28                                                    $   0.39
                                                          ========                                                    ========
      Number of shares used in the pro
        forma computation                                    7,072                                                       7,072
                                                          ========                                                    ========


      See notes to condensed pro forma combined balance sheets and statements of income.

     NOTES TO CONDENSED PRO FORMA COMBINED BALANCE SHEETS AND STATEMENTS OF
     INCOME

     Cavanaughs leased the Olympus Hotel and Conference Center ("Olympus") effective June 1, 1998 and purchased the hotel on July 1, 1998. Cavanaughs filed a Form 8-K/A with the Securities and Exchange Commission on August 13, 1998 which included the audited financial statements of Olympus as of and for the year ended December 31, 1997. The pro forma combined financial statements as of and for the year ended October 31, 1997 and as of and for the quarter ended March 31, 1998 were also included in the Form 8-K/A.

     Cavanaughs acquired The Hotels effective July 31, 1998. The acquisitions of Olympus and The Hotels have been accounted for as purchases.

     The pro forma combined balance sheets presented herein reflect the combination of Cavanaughs, Olympus and The Hotels as if they occurred October 31, 1997 and June 30, 1998.

     (A) Represents the historical carrying value of the property and equipment of The Hotels in excess of purchase price. The total purchase price and the historical carrying value of the property and equipment are as follows (in thousands):

                                                October 31,   June 30,
                                                1997          1998
                                                -----------   -----------
            Total purchase price                 $ 30,326       $ 30,326
            Historical carrying value of
              assets acquired                     (35,654)       (33,430)
                                                 --------       --------
            Carrying value in excess
              of purchase price                  $ (5,328)      $ (3,104)
                                                 ========       ========

          The purchase price has been allocated to the acquired land, building, furniture and fixtures as follows based upon the estimated fair value of the components (in thousands):

                                                              Depreciable
                                                Amount        Life
                                                ----------    ------------
            Land                                 $ 10,311
            Buildings                              18,195       35 years
            Furniture and fixtures                  1,820       10 years
                                                 --------
                                                 $ 30,326
                                                 ========

     NOTES TO CONDENSED PRO FORMA COMBINED BALANCE SHEETS AND STATEMENTS OF INCOME, CONTINUED


     (B) Represents the purchase price in excess of the historical carrying value of the property and equipment of Olympus. The total purchase price and the amount in excess of the historical carrying value of the property and equipment at June 30, 1998 are as follows (in thousands):

            Total purchase price                                $ 31,600
            Historical carrying value of assets acquired         (19,436)
                                                                --------
            Excess purchase price                               $ 12,164
                                                                ========

          The purchase price has been allocated to the acquired land, building, furniture and fixtures as follows based upon the estimated fair value of the components (in thousands):

                                                              Depreciable
                                                Amount        Life
                                                ----------    ------------
            Land                                 $ 10,876
            Buildings                              18,840       35 years
            Furniture and fixtures                  1,884       10 years
                                                 --------
                                                 $ 31,600
                                                 ========

     (C) Represents the amount of the purchase price of The Hotels which will be financed by the Company's revolving line-of-credit agreement.

     (D) Represents the amount of the purchase price of Olympus which will be financed by the Company's revolving line-of-credit agreement.

     (E) The "CHC Pro Forma" amounts represent the historical financial statements of Cavanaughs Hospitality Corporation as of and for the year ended October 31, 1997 as adjusted for the acquisition of Olympus which occurred in July 1998. (See the Company's Form 8-K/A which was filed with the Securities and Exchange Commission on August 13, 1998.)

     The following income statement adjustments were made to reflect the combination of Cavanaughs, Olympus and The Hotels as if they occurred at the beginning of the period presented. The combined pro forma results of operations presented herein are not necessarily indicative of the future results of operations of the combined companies.

     (F) Represents the historical results of operations of Olympus for the five months ended May 31, 1998. The results of operations of Olympus for the month of June 1998 are included in the "CHC Historical" amounts due to CHC leasing the Olympus Hotel as of June 1, 1998.

     NOTES TO CONDENSED PRO FORMA COMBINED BALANCE SHEETS AND STATEMENTS OF INCOME, CONTINUED


     (G) Represents the elimination of management fees associated with the management agreement between The Hotels and an affiliated entity which was terminated upon the acquisition by Cavanaughs.

     (H) Represents the elimination of management fees for the five months ended May 31, 1998 associated with the management agreement between Olympus and an affiliated entity which was terminated at June 1, 1998 when Cavanaughs leased Olympus.

     (I) Represents the change in depreciation and amortization expense from the historical amounts for The Hotels based on the depreciation of the purchase price over the estimated remaining lives of the acquired assets (see Note A).

     (J) Represents the increase in depreciation and amortization expense from the historical amounts for Olympus based on the depreciation of the purchase price over the estimated remaining lives of the acquired assets (see Note B).

     (K) Represents the additional interest expense which would be incurred by Cavanaughs based on the purchase price of The Hotels, which will be financed under Cavanaughs' revolving line-of-credit agreement. The interest rate used in the pro forma adjustments was 7.538% based upon the current borrowing rate under Cavanaughs' line-of-credit agreement. If the rate increased or decreased by 0.25%, the Company's pro forma interest expense, net income and earnings per share for the six months ended June 30, 1998 would increase or decrease by approximately $38,000, $23,000 and $-0-, respectively.

     (L) Represents the additional interest expense which would be incurred by Cavanaughs based on the purchase price of Olympus, which will be financed under Cavanaughs' revolving line-of-credit agreement. The interest rate used in the pro forma adjustments was 7.538% based upon the current borrowing rate under Cavanaughs' line-of-credit agreement. If the rate increased or decreased by 0.25%, the Company's pro forma interest expense, net income and earnings per share for the six months ended June 30, 1998 would increase or decrease by approximately $40,000, $24,000 and $-0-, respectively.

     (M) Represents estimated income taxes at 34% related to The Hotels' and Olympus' historical income before income taxes and the tax effects of pro forma adjustments. As The Hotels and Olympus were not tax-paying entities, there is no income tax provision recorded on the historical financial statements of The Hotels or Olympus.

     NOTES TO CONDENSED PRO FORMA COMBINED BALANCE SHEETS AND STATEMENTS OF INCOME, CONTINUED


     (N) Represents the reduction in interest expense which would be incurred by Cavanaughs based on the purchase price of The Hotels, which will be financed under Cavanaughs' revolving line-of-credit agreement. The interest rate used in the pro forma adjustments was 7.538% based upon the current borrowing rate under Cavanaughs' line-of-credit agreement. If the rate increased or decreased by 0.25%, the Company's pro forma interest expense, net income and earnings per share for the 1997 fiscal year would increase or decrease by approximately $76,000 $45,000 and $.01, respectively.

     (O) Represents estimated income taxes at 40% related to the pro forma adjustments.